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                                                                    Exhibit 10.4

                                                                  EXECUTION COPY

                               THIRD AMENDMENT TO
                              AMENDED AND RESTATED
                            STOCK PURCHASE AGREEMENT

      THIS THIRD AMENDMENT, dated as of March 2, 1999 by and among GTE xHoldings (Puerto Rico) LLC ("Purchaser"), GTE International Telecommunications Incorporated ("Strategic Purchaser"), Puerto Rico Telephone Authority (the "Authority"), Telecomunicaciones de Puerto Rico, Inc. (the "New Company"), Celulares Telefonica, Inc. ("Wireless") and Puerto Rico Telephone Company, Inc. ("Wireline" and collectively with Purchaser, Strategic Purchaser, the Authority, the New Company and Wireless, the "Parties").

                                   WITNESSETH:

      WHEREAS, Purchaser, Strategic Purchaser, the Authority and Puerto Rico Telephone Company, the predecessor by merger of Wireline, are parties to that certain Amended and Restated Stock Purchase Agreement dated as of July 21, 1998, as amended on January 4, 1999 and January 29, 1999 (the "Purchase Agreement"); and

      WHEREAS, the Parties desire to modify certain provisions of the Purchase Agreement.

      NOW, THEREFORE, the Parties hereby covenant and agree as follows:

      Section 1. Reorganization. The fourth recital of the Purchase Agreement is hereby amended and restated in its entirety to read:

      "WHEREAS, pursuant to authority granted under Act No. 54, the Authority organized a new Puerto Rico corporation (the "New Company") for the purpose of transferring to the New Company prior to the Closing all the issued and outstanding shares of capital stock of the Operating Subsidiaries in consideration for shares of common stock of the New Company representing 100% of the issued and outstanding capital stock of the New Company and $100,000, which the New Company has received from the Strategic Purchaser in consideration for the issuance of a demand promissory note in an original principal amount of $100,000 (the "New Company Transfer" and together with the Drop Downs, the "Reorganization");"


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      Section 2. Purchasers' Contribution to Employee Plan. The thirteenth recital of the Purchase Agreement is hereby amended and restated in its entirety to read:

      "WHEREAS, Purchaser and Popular, Inc. intend to jointly contribute on the Closing Date to a trust organized for the benefit of the employees of the Affiliated Group at no cost to such trust such number of Purchased Shares representing one percent (1%) of the outstanding New Company Shares."

      Section 3. Actions at Closing. Section 1.03(g) of the Purchase Agreement is hereby amended and restated in its entirety to read:

      "(g) Purchaser and Popular, Inc. shall jointly contribute such number of Purchased Shares representing one percent (1%) of the issued and outstanding shares of the New Company on the Closing Date to the stock bonus plan or employee stock ownership plan and trust referred to in Section 8.02(l)(i) hereof."

      Section 4. Other Purchasers.

      (a) Section 6.05(a) of the Purchase Agreement is hereby amended and restated in its entirety to read:

            "(i) It is contemplated that at the Closing, at Purchaser's election, the Authority shall directly sell and transfer 1% of the New Company Shares to Purchaser and Popular, Inc. jointly (in lieu of transferring such New Company Shares to Purchaser), and that Purchaser and Popular, Inc. shall jointly contribute such New Company Shares on the Closing Date to the stock bonus plan or employee stock ownership plan and trust referred to in Section 8.02(l)(i) hereof; provided, that, Purchaser and Popular, Inc. shall deliver to the Authority the purchase price for the New Company Shares they are to acquire jointly in immediately available funds by wire transfer to an account of the Authority with a bank in New York City designated by the Authority at least three (3) business days prior to the Closing Date.

            (ii) It is contemplated that at the Closing, at Purchaser's election, the Authority shall directly sell and transfer 9.99% of the New Company Shares to Popular, Inc. (in lieu of transferring such Purchased Shares to Purchaser); provided, that, Popular, Inc. (x) shall deliver to the Authority the purchase price for the New Company Shares it is to acquire in immediately available funds by wire transfer to an account of the Authority with a bank in New York City designated by the Authority at least three (3) business days prior to the Closing Date, and (y) shall


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      execute and deliver the Shareholders Agreement and the Non-Competition
      Agreement."

      (b) The first sentence of Section 6.05(b) of the Purchase Agreement is hereby amended and restated in its entirety to read:

            "It is understood and agreed that Popular, Inc. shall not be a party to this Agreement and Popular, Inc. shall not be entitled to bring any independent or direct action or claim against the Authority or any Puerto Rico Entity relating to this Agreement or the transactions contemplated hereby (other than the Shareholders Agreement), except for claims arising for breaches of the Authority's representations in Article II hereof."

      Section 5. Execution of Agreements. Section 7.03 of the Purchase Agreement is hereby amended and restated in its entirety to read:

            "The parties shall execute and deliver at the Closing, and Purchaser shall use commercially reasonable efforts to cause Popular, Inc. to so execute and deliver (to the extent it is contemplated that it will be a party thereto) the documents and agreements referred to in Sections 8.01(h), 8.02(j), 8.02(m), 8.02(n) and 8.03(e) below."

      Section 6. Conditions to the Obligations of Each Party. The second sentence of Section 8.01(d) of the Purchase Agreement is hereby amended and restated in its entirety to read:

      "FCC Consent shall constitute FCC approval for the purposes hereof, provided that Purchaser's obligations shall be subject to the further condition that such FCC Consent shall neither (i) require or be conditioned upon Strategic Purchaser's, its parent's or any of their affiliates' agreement to or compliance with any term, condition or restriction that would have a Material Adverse Effect on the business or results of operations of the Affiliated Group nor (ii) impose any term, condition or restriction on the business or operations of GTE Corporation or its affiliates (other than the Affiliated Group) or result in any waiver of rights asserted by any of the foregoing;"

      Section 7. Successors and Assigns. Clause (ii) of Section 12.05 of the Purchase Agreement is hereby amended and restated in its entirety to read:

            "(ii) all of the rights of the Authority under this Agreement and under all other agreements and


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      instruments executed by the Authority in connection with the transactions contemplated hereby shall be enforceable both by the Authority and by GDB (whether or not the Authority is then in existence)."

      Section 8. Third Party Beneficiaries; Parties Bound. The proviso to
Section 12.11(a) of the Purchase Agreement is hereby amended and restated in its entirety to read:

      "provided, that, the Authority acknowledges and agrees that Popular, Inc. is and will be a third-party beneficiary of this Agreement with the right to enforce the rights granted to it directly under this Agreement directly against the Authority."

      Section 9. Appendix A: Definitions.

      (a) The definition of "FCC Consent" in Schedule A to the Purchase Agreement is hereby amended and restated in its entirety to read:

            ""FCC Consent" means the initial order of the FCC approving the acquisition by Purchaser of the Purchased Shares."

      (b) The definition of "Management Agreement" in Schedule A to the Purchase Agreement is hereby amended and restated in its entirety to read:

            ""Management Agreement" means collectively the Management Agreements dated as of the Closing Date, substantially in the forms attached hereto as Exhibit E-1 (the "Puerto Rico Management Agreement") and Exhibit E-2 (the U.S. Management Agreement)."

      (c) The definition of "Minority Partners" in Schedule A to the Purchase Agreement is hereby deleted in its entirety.

      (d) The definition of "Non-Competition Agreement" in Schedule A to the Purchase Agreement is hereby amended by deleting the words "the Minority Partners".

      (e) The definition of "Purchaser Group" in Schedule A to the Purchase Agreement is hereby amended and restated in its entirety to read:

            ""Purchaser Group" means Strategic Purchaser, Purchaser and Popular, Inc., to the extent it is sold New Company Shares pursuant to Section 6.05 hereof, and their respective affiliates and representatives."

      Section 10. Exhibits. Exhibits A, B, C-1, C-2, E, F, G, I and J to the Purchase Agreement are being amended primarily to supply information as of the Closing as contemplated at signing


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and are hereby replaced in their entirety by Exhibits A, B, C-1, C-2, E-1 and
E-2, F, G, I and J hereto.

      Section 11. Disclosure Schedule. Schedule 10.01 to the Purchase Agreement is hereby amended and restated in its entirety and replaced by Schedule 10.01 hereto.

      Section 12. Radio Trunking. The parties agree that the equipment and other assets relating to radio trunking (wireless communication systems used for fire, police, civil defense and other governmental security agencies) will be transferred to the appropriate Puerto Rico governmental agencies on or after the Closing Date at no cost.

      Section 13. No Other Amendments. Except as expressly provided in this Third Amendment, all of the terms and conditions of the Purchase Agreement remain unchanged.

      Section 14. Additional Signatories. By executing this Third Amendment, each of the New Company, Wireless and Wireline hereby becomes a party to, and agrees to be bound by the terms of, the Purchase Agreement, as amended, pursuant to Section 12.13 of the Purchase Agreement.

      Section 15. Authority; Binding Effect. Each party hereto represents and warrants that the execution, delivery and performance by such party of this Third Amendment are within such party's powers, have been duly authorized by such party and, upon execution hereof by such party, will be duly executed and will constitute a valid and binding obligation of such party.

      Section 16. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. This Third Amendment shall become effective when each party hereto has received a counterpart signed by the other parties hereto.

      Section 17. Governing Law. This Third Amendment shall be construed in accordance with and governed by the laws of Puerto Rico without giving effect to principles of conflicts of law.


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      IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to the Stock Purchase Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    GTE HOLDINGS (PUERTO RICO) LLC

                                    By:
                                       -----------------------------------------

                                    By:


                                    GTE INTERNATIONAL
                                    TELECOMMUNICATIONS INCORPORATED

                                    By:
                                       -----------------------------------------

                                    By:
                                       -----------------------------------------


                                    PUERTO RICO TELEPHONE AUTHORITY

                                    By:
                                       -----------------------------------------


                                    TELECOMUNICACIONES DE PUERTO RICO,
                                    INC.

                                    By:
                                       -----------------------------------------


                                    CELULARES TELEFoNICA, INC.

                                    By:
                                       -----------------------------------------

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                                    PUERTO RICO TELEPHONE COMPANY,
                                    INC.

                                    By:
                                       -----------------------------------------